Exhibit 99. Information concerning the Loans as of the Cut-Off Date:

The Loans have original terms to stated maturity of up to 30 years. As of the Cut-Off Date, the average unpaid principal balance of the Loans was approximately $55,693. As of the Cut-Off Date, the weighted average interest rate of the Loans was approximately 9.73% per annum. The weighted average "COMBINED LOAN-TO-VALUE RATIO" (or "CLTV") (calculated by dividing the sum of
(x) if applicable, any outstanding first lien balance as of the date of origination of the related Loan plus (y) the unpaid principal balance of such Loan as of the Cut-Off Date, by the Value of such Property at origination) of the Loans was approximately 80.08%. The weighted average remaining term to maturity was approximately 238 months and the latest scheduled maturity of any Loan is October, 2029; however the actual date on which any Loan is paid in full may be earlier than the stated maturity date due to unscheduled payments of principal.

As of the Cut-Off Date, all of the Loans were secured by Mortgaged Properties or Manufactured Homes. Based on information supplied by the borrowers in connection with their loan applications at origination, Properties securing approximately 96.42% of the Loans by Cut-Off Date Principal Balance will be owner occupied primary residences and Properties securing approximately 3.58% of the Loans by Cut-Off Date Principal Balance will be non-owner occupied or second homes.

Approximately 32.12% of the Loans by Cut-Off Date Principal Balance provide for penalties upon full prepayment during the first two, three, four or five years after origination thereof. Each of the Loans is subject to a due-on-sale clause.

Except for approximately 13.42% of the Loans by Cut-Off Date Principal Balance, the scheduled monthly payment on each Loan includes interest plus an amount that will amortize the outstanding principal balance of the Loan over its remaining term.

STATISTICAL INFORMATION

Set forth below is a description of certain additional characteristics of the Loans as of the Cut-Off Date (except as otherwise indicated). Dollar amounts and percentages may not add up to totals due to rounding.

                        GEOGRAPHIC DISTRIBUTION OF LOANS

                                                      AGGREGATE    % OF CUT-OFF
                                         NUMBER OF    PRINCIPAL   DATE PRINCIPAL
JURISDICTION                               LOANS       BALANCE       BALANCE
------------                               -----       -------       -------

Alabama................................     2,647   $135,303,492      31.27%
Louisiana..............................     1,415     70,657,169      16.33
Tennessee..............................       906     57,970,557      13.40
Mississippi............................       806     36,605,369       8.46
Florida................................       589     35,209,666       8.14
Georgia................................       453     26,516,304       6.13
Arkansas...............................       210     11,590,135       2.68
North Carolina.........................       110      8,563,031       1.98
Illinois...............................        67      7,120,448       1.65
Ohio...................................        77      5,993,846       1.39
Texas..................................        64      5,907,767       1.37
South Carolina.........................        97      5,490,556       1.27
Virginia...............................        81      4,755,002       1.10
Massachusetts..........................        26      4,704,779       1.09
Kentucky...............................        50      2,930,092       0.68
Indiana................................        35      2,124,739       0.49
California.............................        17      2,077,003       0.48
Connecticut............................        14      1,621,658       0.37
New York...............................        15      1,267,615       0.29
New Jersey.............................         7      1,016,593       0.23
Arizona................................         9        710,110       0.16
Washington.............................         9        705,406       0.16
Wisconsin..............................         5        413,931       0.10
Oregon.................................         3        409,978       0.09
Missouri...............................         8        404,486       0.09
Michigan...............................         8        361,313       0.08
West Virginia..........................         9        352,386       0.08
Colorado...............................         8        341,868       0.08
Oklahoma...............................         5        278,949       0.06
Kansas.................................         2        257,980       0.06
New Mexico.............................         5        231,923       0.05
Nevada.................................         3        206,637       0.05
Rhode Island...........................         1        158,644       0.04
Utah...................................         2        154,793       0.04
Minnesota..............................         3        120,248       0.03
Pennsylvania...........................         2        102,003       0.02
Maryland...............................         1         67,711       0.02
Delaware...............................         1         29,842       0.01
                                           ------   ------------     ------
  Total................................     7,770   $432,734,027     100.00%
                                           ======   ============     ======

                               PRINCIPAL BALANCES

                                                      AGGREGATE    % OF CUT-OFF
                                         NUMBER OF    PRINCIPAL   DATE PRINCIPAL
RANGE OF PRINCIPAL BALANCES                LOANS       BALANCE       BALANCE
---------------------------                -----       -------       -------

$      0.01  - $ 10,000.00.............        87     $  705,612       0.16%
$ 10,000.01  - $ 15,000.00.............       292      3,792,118       0.88
$ 15,000.01  - $ 20,000.00.............       436      7,737,364       1.79
$ 20,000.01  - $ 30,000.00.............     1,186     30,068,003       6.95
$ 30,000.01  - $ 40,000.00.............     1,261     44,366,074      10.25
$ 40,000.01  - $ 50,000.00.............     1,144     51,645,953      11.93
$ 50,000.01  - $100,000.00.............     2,573    175,112,552      40.47
$100,000.01  - $250,000.00.............       738    101,656,988      23.49
$250,000.01  - $500,000.00.............        51     16,454,023       3.80
$500,000.01  - $1M.....................         2      1,195,340       0.28
                                           ------   ------------     ------
   Total...............................     7,770   $432,734,027     100.00%
                                           ======   ============     ======


As of the Cut-Off Date, the average unpaid principal balance of the Loans was approximately $55,693.


                                  LIEN PRIORITY

                                                      AGGREGATE    % OF CUT-OFF
                                         NUMBER OF    PRINCIPAL   DATE PRINCIPAL
LIEN PRIORITY                              LOANS       BALANCE       BALANCE
-------------                              -----       -------       -------

First Lien.............................     6,438   $397,843,185      91.94%
Second Lien............................     1,332     34,890,842       8.06
                                           ------   ------------     ------
  Total................................     7,770   $432,734,027     100.00%
                                           ======   ============     ======

                           CURRENT LOAN INTEREST RATES

                                                      AGGREGATE    % OF CUT-OFF
                                         NUMBER OF    PRINCIPAL   DATE PRINCIPAL
RANGE OF LOAN INTEREST RATES               LOANS       BALANCE       BALANCE
----------------------------               -----       -------       -------

   6.001%  -   7.000%..................       106   $  5,477,162       1.27%
   7.001%  -   8.000%..................       293     18,528,910       4.28
   8.001%  -   9.000%..................     1,566    102,963,078      23.79
   9.001%  -  10.000%..................     2,453    150,257,742      34.72
  10.001%  -  11.000%..................     2,167    110,942,726      25.64
  11.001%  -  12.000%..................       843     33,815,661       7.81
  12.001%  -  13.000%..................       262      8,172,506       1.89
  13.001%  -  14.000%..................        58      1,847,762       0.43
  14.001%  -  15.000%..................        14        506,364       0.12
  15.001%  -  16.000%..................         7        186,164       0.04
  16.001%  -  17.000%..................         1         35,953       0.01
                                           ------   ------------     ------
   Total...............................     7,770   $432,734,027     100.00%
                                           ======   ============     ======

As of the Cut-Off Date, the weighted average interest rates of the Loans was approximately 9.73% per annum.


                          COMBINED LOAN-TO-VALUE RATIOS

                                                      AGGREGATE    % OF CUT-OFF
                                         NUMBER OF    PRINCIPAL   DATE PRINCIPAL
RANGE OF COMBINED LOAN-TO-VALUE RATIO      LOANS       BALANCE       BALANCE
-------------------------------------      -----       -------       -------

   10.001%   -  15.000%................         4   $    140,182       0.03%
   15.001%   -  20.000%................        15        388,609       0.09
   20.001%   -  25.000%................        27        552,141       0.13
   25.001%   -  30.000%................        27        741,155       0.17
   30.001%   -  35.000%................        49      1,467,084       0.34
   35.001%   -  40.000%................        66      2,119,643       0.49
   40.001%   -  45.000%................       102      3,770,403       0.87
   45.001%   -  50.000%................       135      5,232,487       1.21
   50.001%   -  55.000%................       149      6,791,494       1.57
   55.001%   -  60.000%................       219      9,711,498       2.24
   60.001%   -  65.000%................       303     16,862,491       3.90
   65.001%   -  70.000%................       448     23,427,287       5.41
   70.001%   -  75.000%................       755     43,509,194      10.05
   75.001%   -  80.000%................     1,615    105,309,322      24.34
   80.001%   -  85.000%................     1,460     84,971,838      19.64
   85.001%   -  90.000%................     1,205     78,483,795      18.14
   90.001%   -  95.000%................       343     18,384,716       4.25
   95.001%   - 100.000%................       848     30,870,687       7.13
                                           ------   ------------     ------
   Total...............................     7,770   $432,734,027     100.00%
                                           ======   ============     ======

As of the Cut-Off Date, the weighted average Combined Loan-to-Value Ratio of the Loans was approximately 80.08%.

                                OCCUPANCY STATUS

                                                      AGGREGATE    % OF CUT-OFF
                                         NUMBER OF    PRINCIPAL   DATE PRINCIPAL
OCCUPANCY                                  LOANS       BALANCE       BALANCE
---------                                  -----       -------       -------

Owner Occupied.........................     7,477   $417,225,670      96.42%
Non-Owner Occupied.....................       130      7,775,009       1.80
Second Home............................       163      7,733,349       1.79
                                           ------   ------------     ------
   Total...............................     7,770   $432,734,027     100.00%
                                           ======   ============     ======


                                 PROPERTY TYPES

                                                      AGGREGATE    % OF CUT-OFF
                                         NUMBER OF    PRINCIPAL   DATE PRINCIPAL
PROPERTY TYPE                              LOANS       BALANCE       BALANCE
-------------                              -----       -------       -------

Single Family..........................     7,049   $401,520,954      92.79%
Manufactured Housing...................       651     24,661,205       5.70
Townhouse..............................        55      5,397,096       1.25
Two to Four Family.....................         9        947,563       0.22
Condominium............................         6        207,208       0.05
                                           ------   ------------     ------
   Total...............................     7,770   $432,734,027     100.00%
                                           ======   ============     ======


                                    LOAN AGE

                                                      AGGREGATE    % OF CUT-OFF
                                         NUMBER OF    PRINCIPAL   DATE PRINCIPAL
RANGE OF LOAN AGE (IN MONTHS)              LOANS       BALANCE       BALANCE
-----------------------------              -----       -------       -------

   0  -  6.............................     3,150   $175,079,468      40.46%
   6+ - 12.............................     2,253    139,578,191      32.25
  12+ - 18.............................     1,337     70,596,863      16.31
  18+ - 24.............................       603     29,504,311       6.82
  Over 24..............................       427     17,975,194       4.15
                                           ------   ------------     ------
   Total...............................     7,770   $432,734,027     100.00%
                                           ======   ============     ======

As of the Cut-Off Date, the weighted average number of months since origination of the Loans was approximately 10 months.

                           REMAINING TERMS TO MATURITY

                                                      AGGREGATE    % OF CUT-OFF
RANGE OF REMAINING TERMS TO              NUMBER OF    PRINCIPAL   DATE PRINCIPAL
MATURITY (IN YEARS)                        LOANS       BALANCE       BALANCE
-------------------                        -----       -------       -------

  Up to 5..............................        82    $ 1,360,600       0.31%
   5+ - 10.............................       892     48,486,743      11.20
  10+ - 15.............................     3,898    172,092,694      39.77
  15+ - 18.............................        34      1,674,198       0.39
  18+ - 20.............................       756     40,751,737       9.42
  20+ - 25.............................       119      4,711,960       1.09
  25+ - 30.............................     1,989    163,656,095      37.82
                                           ------   ------------     ------
   Total...............................     7,770   $432,734,027     100.00%
                                           ======   ============     ======

As of the Cut-Off Date, the weighted average remaining term to maturity of the Loans was approximately 238 months.